Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

UPDATED 1/30/15

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

		Federal Tax I.D. #	20-3397172

MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
X
	MOR-1 (CON’T)	X

	MOR-2	X
	MOR-3	X
X

	MOR-4	X

Accounts Receivable Reconciliation and Aging		X
Taxes Reconciliation and Aging		X
Payments to Insiders and Professional		X
Post Petition Status of Secured Notes, Leases Payable		X
Debtor Questionnaire		X

Note: The information contained in this Monthly Operating Report reflects the operations of LOC Liquidation Co. Inc. only. LHI Liquidation Co. Inc. and LI Liquidation Co. Inc. have no operations.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Date

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor’s books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS
ACCOUNT NUMBER (LAST 4)					CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	4,445,801	—	—	7,742,736	12,188,537

CASH SALES	3,174,250				3,174,250
ACCOUNTS RECEIVABLE - PREPETITION	1,336,263				1,336,263
ACCOUNTS RECEIVABLE - POSTPETITION	9,861,231				9,861,231
LOANS AND ADVANCES					—
SALE OF ASSETS	539,806				539,806
OTHER (ATTACH LIST)	4,803,199				4,803,199
TRANSFERS (FROM DIP ACCTS)			478,792	230,000	708,792

TOTAL RECEIPTS	19,714,749	—	478,792	230,000	20,423,541

NET PAYROLL	1,711,352				1,711,352
PAYROLL TAXES	810,411				810,411
SALES, USE, & OTHER TAXES	402,437				402,437
INVENTORY PURCHASES	—				—
SECURED/ RENTAL/ LEASES					—
INSURANCE	—				—
ADMINISTRATIVE	160,861				160,861
SELLING					—
OTHER (ATTACH LIST)	834,625				834,625
NET LOAN PAYDOWN	15,141,247				15,141,247
TRANSFERS (TO DIP ACCTS)	708,792				708,792
PROFESSIONAL FEES					—
U.S. TRUSTEE QUARTERLY FEES					—
COURT COSTS					—

TOTAL DISBURSEMENTS	19,769,726	—	—	—	19,769,726

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(54,977)	—	478,792	230,000	653,815

CASH – END OF MONTH	4,390,824	—	478,792	7,972,736	12,842,352

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	19,769,726

LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	(708,792)
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	(4,803,199)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	14,257,735

FORM MOR-1

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

OTHER EXPENSE

Date	Amount	Description
12/11/2014	31,814.42	Empire Blue Cross	Health Claims
12/11/2014	9,732.50	Agile Pacific	Software - Outbound DC
12/11/2014	10,000.00	USPS	Postage - Outbound Pkgs
12/12/2014	13,499.68	Various	Employee T&E reimbursement
12/12/2014	109,428.28	UPS	Postage - Outbound Pkgs
12/12/2014	15,000.00	Donnelly Communications	Retainer - Call Center
12/18/2014	43,588.43	Empire Blue Cross	Health Claims
12/19/2014	30,434.51	Fidelity	401K Funding
12/19/2014	23,492.25	Liberty Mutual	Life/Disability Insurance
12/19/2014	100,179.28	UPS	Postage - Outbound Pkgs
12/19/2014	20,326.04	Donnelly Communications	Outsourced Contact Ctr
12/22/2014	3,102.62	Various	Employee T&E reimbursement
12/24/2014	29,592.80	Empire Blue Cross	Health Claims
12/24/2014	1,934.40	Liberty Mutual	Life Insurance
12/24/2014	500.00	Epicor	POS Equipment Depot
12/24/2014	24,941.27	UPS	Postage - Outbound Pkgs
12/24/2014	173,407.02	UPS	Postage - Outbound Pkgs
12/30/2014	33,995.64	Empire Blue Cross	Health Claims
12/30/2014	1,350.00	Epicor	POS Equipment Depot
12/31/2014	25,516.81	Fidelity	401K Funding
12/31/2014	10,000.00	USPS	Postage - Outbound Pkgs
12/31/2014	466.02	Liberty Mutual	Life Insurance
12/31/2014	122,323.34	UPS	Postage - Outbound Pkgs

Total other expense	834,625.31

OTHER INCOME

Date	Amount	Description
12/29/2014	4,453,334.99	Liquidator expense reimbursement
12/31/2014	349,863.75	Liquidator expense reimbursement

Total other income	4,803,198.74

FORM MOR-1

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

(Bank account numbers may be redacted to last four numbers.)

										CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
	x	x	x	x
BALANCE PER BOOKS	1,850,431	1,067,416	9,895	(197,728)	(119,456)	19,241	7,742,736	230,000	69,897	10,672,432

BANK BALANCE	3,557,684	575,032	9,914	—	—	19,262	7,742,736	230,000	47,257	12,181,885
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—	479,456	—	—					22,640	502,096
(-) OUTSTANDING CHECKS (ATTACH LIST):	(1,741,341)	—	—	(197,728)	(119,456)					(2,058,525)
OTHER (ATTACH EXPLANATION)	34,087	12,928	(19)			(21)				46,975
										—
ADJUSTED BANK BALANCE *	1,850,430	1,067,416	9,895	(197,728)	(119,456)	19,241	7,742,736	230,000	69,897	10,672,432

* “Adjusted Bank Balance” must equal “Balance per Books”

Store Accounts (Various)
Bank of America	12/31-1/3	145,833
Chase	12/31-1/3	24,633
Capital One (341)	12/31-1/3	7,239
Citizens Bank (375)	12/31-1/3	10,007
Comerica (278/251)	12/31-1/3	8,118
Commerce Bank (301)	12/31-1/3	0
HSBC (287)	12/31-1/3	10,077
Citibank (229)	12/31-1/3	18,291
Ohio Savings (332)	12/31-1/3	4,680
United Bank (305)	12/31-1/3	5,931
FifthThird (316/335)	12/31-1/3	17,438
Frost (321)	12/31-1/3	—
Huntington (256/307)	12/31-1/3	22,127
Key (250/292/309/324)	12/31-1/3	32,610
M&T (290/377)	12/31-1/3	(6,066)
Old National (283)	12/31-1/3	4,067
Old Second (342)	12/31-1/3	4,852
US Bank (274/289)	12/31-1/3	23,037
Valley National (202)	12/31-1/3	5,807
PNC	12/31-1/3	41,558
Bangor	12/31-1/3	4,745
Chemical	12/31-1/3	9,197
First American	12/31-1/3	6,254
First Citizens	12/31-1/3	5,087
First Tennessee	12/31-1/3	14,510
Wells Fargo	12/31-1/3	42,088
Citizens B&T	12/31-1/3	1,874
IBC (340)	12/31-1/3	15,464

Empire Funding	01/02/15	22,640

Total		502,096

OTHER
(1) Voided Check	34,087									34,087
(2) Bank Fees to be booked		12,928								12,928
(3) Deposit Adjustment to be booked			(19)			(21)				(40)
(4) Counterfeit bills										—
(5) Timing of ACH payments										—

Totals	34,087	12,928	(19)	—	—	(21)	—	—	—	46,975

FORM MOR-1 (CONT.)

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

STATEMENT OF OPERATIONS (Income Statement) (In $ 000’s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	MONTH	CUMULATIVE - FILING TO DATE
Gross Revenues	19,112	19,112
Less: Returns and Allowances	(1,173)	(1,173)
Net Revenue	17,939	17,939

	20,331	20,331
Add: Purchases	39	39
Add: Cost of Labor		—
Add: Other Costs (attach schedule)		—
Less: Ending Inventory	9,841	9,841
Cost of Goods Sold	10,351	10,351
Gross Profit	7,587	7,587

Advertising	451	451
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	81	81
Officer/Insider Compensation*		—
Insurance	20	20
Management Fees/Bonuses	—	—
Office Expense		—
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	21	21
Rent and Lease Expense	1,702	1,702
Salaries/Commissions/Fees	2,119	2,119
Supplies	62	62
Taxes - Payroll	269	269
Taxes - Real Estate	12	12
Taxes - Other	—	—
Travel and Entertainment	41	41
Utilities	176	176
Other (attach schedule)	691	691

Total Operating Expenses Before Depreciation	5,644	5,644

Depreciation/Depletion/Amortization	1,529	1,529
Net Profit (Loss) Before Other Income & Expenses	414	414

Other Income (attach schedule)	4,940	4,940
Interest Expense	197	197
Other Expense (attach schedule)	0	0
Net Profit (Loss) Before Reorganization Items	5,157	5,157

Professional Fees (1)	630	630
U.S. Trustee Quarterly Fees	13	13
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		—
Gain (Loss) from Sale of Equipment		—
Other Reorganization Expenses (attach schedule)	9,554	9,554

Total Reorganization Expenses	10,197	10,197

Income Taxes	—	—
Net Profit (Loss)	(5,040)	(5,040)

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Note (1) - Professional Fees/UST Fees for the period consist of $643k accrual.

FORM MOR-2a

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

BREAKDOWN OF “OTHER” CATEGORY

OTHER COSTS

OTHER OPERATIONAL EXPENSES
Other Professional Fees	316	316
Credit Card Costs	246	246
Visual	71	71
Transitional Services (Alloy)	(67)	(67)
Software Maintenance	83	83
Web Recruiting Expense	11	11
Equipment Rental	8	8
Corp Telephone	24	24
Training	2	2
Security Expense	2	2
Corp Postage Expense	15	15
Banking Expense	9	9
Misc Expense	(28)	(28)

OTHER INCOME
Liquidator Expense Reimbursements		—
Store Occupancy	2,197	2,197
Payroll & Related	1,484	1,484
Credit Card Fees	314	314
Insurance	30	30
Payroll Processing	26	26
UPS Shipping Charges	471	471
Corporate Overhead	44	44
Distribution Center Expense	310	310
Web Marketing Expense	63	63
		—

OTHER EXPENSES

FORM MOR-2a

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

OTHER REORGANIZATION EXPENSES
Net Asset Revaluation	9,554	9,554

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2a

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

BALANCE SHEET (In $ 000’s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE OR SCHEDULED

Unrestricted Cash and Equivalents	4,870		4,446
Restricted Cash and Cash Equivalents	7,973		7,743
Accounts Receivable (Net)	5,054		1,474
Notes Receivable
Inventories	9,841		18,656
Inventory (Rights) Valuation Reserve	(9,841)
Prepaid Expenses	1,099		1,988
Professional Retainers	455		—
Other Current Assets (attach schedule)	8		8

TOTAL CURRENT ASSETS	19,458	—	34,314

Real Property and Improvements	8,060		8,060
Machinery and Equipment	2,091		2,091
Furniture, Fixtures and Office Equipment	20,623		20,608
Leasehold Improvements	61,545		61,545
Vehicles	—		—
Less: Accumulated Depreciation	(89,246)		(86,966)

TOTAL PROPERTY & EQUIPMENT	3,074	—	5,338

Amounts due from Insiders*	—	—	—
Other Assets (attach schedule)	52	—	31

TOTAL OTHER ASSETS	52	—	31

TOTAL ASSETS	22,584	—	39,683

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE

Accounts Payable / Accrued Expenses	1,120
Taxes Payable (refer to FORM MOR-4)	831
Wages Payable	441
Notes Payable	—
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments	3,379
Professional Fees
Amounts Due to Insiders*
Other Post-petition Liabilities (attach schedule)

TOTAL POST-PETITION LIABILITIES	5,772

Secured Debt			18,521
Priority Debt	1,694		2,908
Unsecured Debt	25,195		24,630

TOTAL PRE-PETITION LIABILITIES	26,889		46,059

TOTAL LIABILITIES	32,661		46,059

Capital Stock	58		57
Additional Paid-In Capital	181,564		181,565
Partners’ Capital Account			—
Owner’s Equity Account			—
Retained Earnings - Pre-Petition	(186,405)		(186,405)
Retained Earnings - Post-petition	(3,700)		—
Adjustments to Owner Equity (attach schedule)	(1,594)		(1,594)
Post-petition Contributions (attach schedule)			—
NET OWNERS’ EQUITY	(10,077)		(6,376)

TOTAL LIABILITIES AND OWNERS’ EQUITY	22,584		39,683

*	“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-3

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

BALANCE SHEET - continuation section

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets	—		—
Deferred Tax Asset - Current Portion (net of Accumulated Amortization)	—		—

Other Assets	52		31
Deferred Financing Costs (net of Accumulated Amortization)	—		—
Deposits	51		31
Deferred Tax Asset (net of Accumulated Amortization)	—		—
Tradename	0		—
Favorable Lease Value (net of Accumulated Amortization)	—		—

Other Post-petition Liabilities

Adjustments to Owner’s Equity

Post-Petition Contributions

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations.

Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding		308,684	308,684	12/19/14, 1/2/15	Ceridian	—
		163,100	163,100	12/19/14, 1/2/15	Ceridian	—
		161,216	161,216	12/19/14, 1/2/15	Ceridian	—
		8,693	8,693	12/19/14, 1/2/15	Ceridian	—

		641,693	641,693			—

		91,263	91,263	12/19/14, 1/2/15	Ceridian	—
		825,163			EFT	825,163

		76,271	76,271	12/19/14, 1/2/15	Ceridian	—

		5,924			Checks	5,924
		1,184	1,184	12/19/14, 1/2/15	Ceridian	—
		999,805	168,718	12/24/2013		831,086

		1,641,497	810,411			831,086

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	179,581					179,581
Wages Payable	441,451					441,451
Taxes Payable	831,086					831,086
Rent/Leases-Building	0					—
	0					—
						—
	643,000					643,000
						—
						—
						—
	2,095,119	—	—	—	—	2,095,118.52

Explain how and when the Debtor intends to pay any past due post-petition debts.

FORM MOR-4

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Total Accounts Receivable at the beginning of the reporting period	1,474,253

Plus: Amounts billed during the period	20,102,053
Less: Amounts collected during the period	(16,540,499)

Total Accounts Receivable at the end of the reporting period	5,035,807

		31-60 Days	91+ Days	Total
0 - 30 days old	5,035,807
31 - 60 days old
61 - 90 days old
91+ days old

Total Accounts Receivable	5,035,807

Less: Bad Debts (Amount considered uncollectible)	0

Net Accounts Receivable	5,035,807

TAXES RECONCILIATION AND AGING

		31-60 Days	91+ Days	Total
0 - 30 days old	831,086
31 - 60 days old
61 - 90 days old
91+ days old

Total Taxes Payable

Total Accounts Payable	831,086

FORM MOR-5

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Edward Brennan	Payroll	31,438	31,438
Ryan Schreiber	Payroll	39,650	39,650
Daphne Smith	Payroll	49,327	49,327
David Diamond	Payroll	33,496	33,496

TOTAL PAYMENTS TO INSIDERS		153,911	153,911

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*

TOTAL PAYMENTS TO PROFESSIONALS

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

FORM MOR-6

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS (1)

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
THE PARKS AT ARLINGTON	12/1/2014	9,259.94	—
BRIDGEWATER COMMONS MALL	12/1/2014	19,894.94	—
CHRISTIANA MALL LLC	12/1/2014	23,864.35	—
COASTAL GRAND CMBS LLC	12/1/2014	12,053.51	—
EASTON TOWN CENTER II LLC	12/1/2014	20,637.07	—
ROBINSON MALL-JCP ASSOCIATES	12/1/2014	10,477.62	—
NATICK MALL LLC	12/1/2014	29,696.55	—
ROUSE PROVIDENCE LLC	12/1/2014	20,734.40	—
HOOVER MALL LTD	12/1/2014	16,279.85	—
WESTFIELD-HAWTHORNE	12/1/2014	1,653.42	—
7703 KING OF PRUSSIA ASSOCIA	12/1/2014	25,389.43	—
MALL AT LEHIGH VALLEY L.P.	12/1/2014	15,651.17	—
PYRAMID WALDEN CO LP	12/1/2014	10,886.59	—
MALL OF GEORGIA	12/1/2014	20,052.27	—
MALL AT MONTGOMERY LP	12/1/2014	17,926.46	—
NORTHPARK MERCHANTS ASSOCIAT	12/1/2014	1,460.65	—
CROSSGATES MALL GENERAL CO N	12/1/2014	16,940.55	—
4836 THE RETAIL PROPERTY TRU	12/1/2014	41,078.00	—
SHORT PUMP TOWN CENTER LLC	12/1/2014	13,972.72	—
TWELVE OAKS MALL LLC	12/1/2014	21,354.02	—
TRG CHARLOTTE, LLC	12/1/2014	16,968.02	—
MAOC MALL HOLDING LLC	12/1/2014	34,929.65	—
TJ PALM BEACH ASSOCIATES LP	12/1/2014	17,242.98	—
7726 HAMILTON MALL LLC	12/1/2014	15,747.81	—
4840 COBB PLACE ASSOCIATES L	12/1/2014	18,859.04	—
NORTHPARK PARTNERS LP	12/1/2014	33,735.96	—
RPAI SOUTHWEST MANAGEMENT LL	12/1/2014	10,150.16	—
1308 SIMON PROPERTY GROUP (T	12/1/2014	13,964.38	—
7604 PHEASANT LANE REALTY TR	12/1/2014	21,587.07	—
CONNECTICUT POST LP	12/1/2014	8,607.38	—
CLAY TERRACE PARTNERS LLC	12/1/2014	14,495.79	—
WILLOW BEND ASSOCIATES LP	12/1/2014	16,580.24	—
KEYSTONE FLORIDA HOLDING PRO	12/1/2014	22,799.44	—
GGP STATEN ISLAND MALL LLC	12/1/2014	24,633.42	—
ANNAPOLIS MALL LTD PARTNERSH	12/1/2014	21,486.32	—
WILMORITE MANAGEMENT GROUP L	12/1/2014	1,158.15	—
G&I VII CARRIAGE CROSSING LL	12/1/2014	10,395.01	—
EKLECCO NEWCO LLC	12/1/2014	23,478.11	—
CIRCLE CENTER MALL LLC	12/1/2014	18,243.34	—
HOLYOKE MALL COMPANY LP	12/1/2014	18,865.00	—
JG WINSTON-SALEM LLC	12/1/2014	16,403.62	—
SARASOTA SHOPPINGTOWN LLC	12/1/2014	12,918.15	—
JORDAN CREEK TOWN CENTER	12/1/2014	18,044.98	—
JACKSONVILLE AVENUES LP	12/1/2014	20,580.09	—
SOF-IX PB OWNER LP	12/1/2014	9,205.87	—
SHOPS AT SUNSET MALL OWNER L	12/1/2014	6,689.40	—
CHARLESTON TOWN CENTER SPE L	12/1/2014	14,321.41	—
POLARIS FASHION PLACE	12/1/2014	14,702.33	—
SOUTHLAKE INDIANA LLC	12/1/2014	18,815.99	—
THE PAVILLION AT BUCKLAND HI	12/1/2014	9,369.49	—
PARTRIDGE CREEK FASHION PARK	12/1/2014	15,611.70	—
LAKELINE DEVELOPERS	12/1/2014	15,590.53	—
MAYFLOWER EMERALD SQUARE LLC	12/1/2014	18,068.40	—
NORTH POINT MALL LLC	12/1/2014	14,866.75	—
COLUMBIA MALL INC	12/1/2014	24,413.49	—

FORM MOR-6

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

BEACHWOOD PLACE MALL LLC	12/1/2014	24,275.82	—
YTC MALL OWNER LLC	12/1/2014	13,073.18	—
BELLWEATHER PROPERTIES OF M.	12/1/2014	32,531.16	—
GALLERIA AT ROSEVILLE	12/1/2014	13,332.87	—
SIMON PROPERTY GROUP (TX) LP	12/1/2014	25,125.44	—
MALL OF LOUISIANA LLC	12/1/2014	21,154.92	—
FOX VALLEY MALL LLC	12/1/2014	15,232.14	—
MALL AT ROCKINGHAM LLC	12/1/2014	21,769.76	—
MALL AT NORTHSHORE LLC	12/1/2014	30,531.49	—
GGP MAINE MALL LLC	12/1/2014	20,036.50	—
MALL AT SMITH HAVEN LLC	12/1/2014	32,535.95	—
LIVINGSTON MALL VENTURE	12/1/2014	16,461.16	—
WEST TOWN MALL LLC	12/1/2014	15,548.72	—
BRAINTREE PROPERTY ASSOC	12/1/2014	27,739.22	—
WESTFIELD GARDEN STATE PLAZA	12/1/2014	37,964.34	—
PLAZA BONITA LLC	12/1/2014	13,010.71	—
RIVERTOWN CROSSINGS	12/1/2014	17,509.50	—
BANGOR MALL	12/1/2014	16,240.56	—
ROCKAWAY TOWNSQUARE	12/1/2014	20,432.26	—
MACERICH DEPTFORD LLC	12/1/2014	20,294.61	—
4666 SHOPPING CENTER	12/1/2014	25,612.99	—
TOWSON LLC	12/1/2014	15,294.51	—
TTMC AS NOMINEE FOR 50 W 23R	12/1/2014	135,230.23	—
WILLOWBROOK MALL LTD	12/1/2014	21,804.31	—
WOODFIELD MALL LLC	12/1/2014	27,966.28	—
CHESTERFIELD MALL LLC	12/1/2014	6,540.64	—
SOUTHPARK MALL LLC	12/1/2014	17,366.61	—
GALLERIA AT WOLFCHASE LLC	12/1/2014	11,660.48	—
WESTCHESTER MALL LLC	12/1/2014	38,959.63	—
			—

TOTAL PAYMENTS		1,678,028.97	—

Note: (1) All payments reflect store rent payments for the period covered 12/8/14 through 12/31/14

FORM MOR-6

2/2008

In re	dELiA*s, Inc., et al	Case No.	14-23678
	Debtor	Reporting Period:	12/8/14 thru 1/3/15

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

FORM MOR-7

2/2008